Name of the Optionee:                     Number of Shares for Which
                                               Option may be Exercised:
Charles M. Harper                                   750,000



Grant Date:  December 31, 1993


                           RJR NABISCO HOLDINGS CORP.
                         1990 LONG TERM INCENTIVE PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                  WITNESSETH:


                                   ARTICLE I

                                GRANT OF OPTION

                 SECTION 1.1  Grant of Option.
                              ----------------

                 Pursuant to the provisions of the RJR Nabisco Holdings Corp. 1990 Long Term Incentive Plan (the "Plan"), and for good and valuable consideration, on and as of the date hereof (the "Grant date") RJR Nabisco Holdings Corp. ("Holdings"), in consideration of Optionee's agreement to purchase the Purchased Stock set forth in the Employment Agreement dated May 27, 1993 by and among Holdings, RJR Nabisco, Inc. and the Optionee (the "Employment Agreement"), irrevocably grants (the "Grant") to the Optionee above named the option to purchase any part or all of an aggregate of the number of shares set forth on the first page hereof of its Common Stock upon the terms and conditions set forth in this Agreement and has directed the undersigned officer to execute this Agreement. A copy of the Plan is attached hereto as Exhibit A and made a part of this Agreement with the same effect as if set forth in the Agreement itself. A copy of the Employment Agreement is attached hereto as Exhibit B and made a part of this Agreement with the same effect as if set forth in the Agreement itself. All capitalized terms used below shall have the meaning set forth in the Plan or the Employment Agreement, as the case may be, unless the context requires a different meaning.

                 SECTION 1.2 Exercise Price.
                             --------------

                 The exercise price of the shares of Common Stock covered by the Option shall be $6.563 per share without commission or other charge.

                 SECTION 1.3 Consideration to Holdings.
                             -------------------------

                 In consideration of the granting of this Option by Holdings, the Optionee agrees to render faithful and efficient services to the Corporation, with such duties and responsibilities the Corporation shall from time to time prescribe, consistent with the terms of the Employment Agreement. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Corporation or shall interfere with or restrict in any way the rights of the Corporation, which are hereby expressly reserved, to terminate the employment of the Optionee at any time for any reason whatsoever, with or without cause, subject to the terms of the Employment Agreement.

                 SECTION 1.4 Adjustments in Option.
                             ----------------------

                 Subject to Section 8 of the Plan, in the event that the outstanding shares of the Common Stock subject to the Option are, from time to time, changes into or exchanged for a different number or kind of shares of Holdings or other securities of Holdings or another corporation by reason of a merger, consideration, recapitalization, reclassification, stock split, stock dividend, combination of shares, or otherwise, or in the event of an extraordinary transaction involving the Holdings capital stock or assets or the capital stock or assets of an affiliated corporation, an appropriate and equitable adjustment shall be made in the number and kind of shares or other consideration as to which the option, or portions thereof then unexercised, shall be exercisable.


                                   ARTICLE II

                            PERIOD OF EXERCISABILITY

                 SECTION 2.1 Commencement of Exercisability.
                             -------------------------------

                 The Option shall become exercisable as follows:

                                          Percentage of Total Shares As
Date Option Becomes Exercisable           to Which Option is Exercisable
- -------------------------------           ------------------------------

Grant Date through May 30, 1994                     0%
May 31, 1994 - May 30, 1995                         25%
May 31, 1995 - May 30, 1996                         50%
May 31, 1996 - May 30, 1997                         75%
May 31, 1997 - thereafter                           100%

            (a) Notwithstanding the foregoing, the Option shall immediately become exercisable as to all shares following the termination of employment of the Optionee for any reason other than a termination of employment by Holdings for Cause or a termination of employment by executive without Good Reason.

            (b) The Optionee shall be deemed to have a "Permanent Disability" if he becomes totally and permanently disable (as defined in the Company's Long Term Disability Plan applicable to senior executive officers as in effect on the date hereof), or if the Board of Directors or any committee thereof so determines.

            (c) "Retirement" shall mean retirement on or after May 31, 1997, or earlier with the consent of the Committee.

            (d) "Termination of employment" as used herein means termination from active employment; it does not mean termination of payment or benefits at the end of salary continuation or other form of severance or pay in lieu of salary.

                 SECTION 2.2 Expiration of Option.
                             ---------------------

                 The option may not be exercised to any extent by Optionee and shall expire or terminate after the first to occur to the following events:

            (a)  The fifteenth anniversary of the Grant date; or

            (b) The first anniversary of the date of the Optionee's termination of employment for any reason, other than by reason of Retirement or for Cause; or

            (c) The third anniversary of the date of Optionee's termination of employment by reason of Retirement or Permanent Disability.

            (d) Immediately upon the Optionee's termination of employment for Cause; or

            (e) If applicable, the date the Option is terminated pursuant to the Employment Agreement.

                                  ARTICLE III

                               EXERCISE OF OPTION

                 SECTION 31.1 Person Eligible to Exercise.
                              ----------------------------

                 During the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the option becomes unexercisable and expires under Section 2.2, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

                 SECTION 3.2 Partial Exercise.
                             -----------------

                 Any exercisable portion of the option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable and expires under Section 2.2; provided, however, that any partial exercise shall be for whole shares only.

                 SECTION 3.3 Manner of Exercise.
                             -------------------

                 The Option, or any exercisable portion thereof, may be exercised solely by delivering to the Corporate Secretary of Holdings (the "Secretary") or his office all of the following prior to the time when the Option or such portion becomes unexercisable under Section 2.2:

            (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

            (b)  Full payment by;

                 (i) tender to Holdings of cash for the full purchase price of the shares with respect to which such Option or portion thereof is exercised;

                 (ii) The unsecured, demand borrowing by Optionee from Holdings on an open account maintained solely for this purpose in the amount of the full exercise price together with the instruction from Optionee to sell the shares exercised on the open market through a duly registered broker-dealer with which Holdings makes an arrangement for the sale of such shares under the Plan. This method is known as the "broker-dealer exercise method" and is subject to the terms and conditions set forth herein, in the Plan and in guidelines established by the Committee. The option shall be deemed to be exercised simultaneously with the sale of the shares by the broker-dealer. If the shares purchased upon the exercise of an Option or a portion thereof cannot be sold for a price equal to or greater than the full exercise price plus direct costs of the sales, then there is no exercise of the Option. Election of this method authorizes Holdings to deliver shares to the broker-dealer and authorizes the broker-dealer to sell said shares on the open market. The broker-dealer will remit proceeds of the sale to Holdings which will remit net proceeds of the sale to Holdings which will remit net proceeds to Optionee after repayment of the borrowing, deduction of costs, if any, and withholding of taxes. Optionee's borrowing from Holdings on an open account shall be a personal obligation of Optionee which shall bear interest at the published Applicable Federal Rate
                      (AFR) for short-term loans and shall be payable upon demand by Holdings. Such borrowing may be authorized by telephone or other telecommunications acceptable to Holdings. Upon such borrowing and the exercise of the Option or portion thereof, title to the shares shall pass to the Optionee whose election hereunder shall constitute instruction to Holdings to register the shares in the name of the broker-dealer or its nominee. Holdings reserves the right to discontinue this broker-dealer exercise method at any time for any reason whatsoever. Optionee agrees that if this broker-dealer exercise method under this Paragraph 3.3(b)(ii) hereof is used, Optionee promises unconditionally to pay Holdings the full balance in his open account at any time upon demand. Optionee also agrees to pay interest on the account balance at the AFR for short-term loans from and after demand.

            (c) Full payment to Holdings of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option; and

            (d) In the event the Option or portion thereof shall be exercised pursuant to Section 3.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

            (e) This Option shall not be exercisable prior to six months after the Date of Grant.

                 SECTION 3.4 Conditions of Issuance of Stock Certificates.
                             ---------------------------------------------

                 The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by Holdings. Such shares shall be duly and validly issued, fully paid and nonassessable. Holdings shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges on which such class of Common Stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall deem necessary; and

            (c) The obtaining of approval or other clearance from any state of federal governmental agency which the Committee shall determine to be necessary; and

            (d) The payment to Holdings of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option; and

            (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

                 SECTION 3.5 Rights as Stockholder.
                             ----------------------

                 The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of Holdings in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless and until certificates representing such shares shall have been issued by Holdings to such holder.


                                   ARTICLE IV

                                 MISCELLANEOUS

                 SECTION 4.1 Administration.
                             ---------------

                 The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the

Optionee, Holdings and all other interested persons, subject to the terms of the Employment Agreement. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

                 SECTION 4.2 Option Not Transferable.
                             ------------------------

                 Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or obligations of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 4.2 shall not prevent transfers by will or by, the applicable laws of descent and distribution.

                 SECTION 4.3 Shares to Be reserved; Other Covenants.
                             ---------------------------------------

                 .1 Holdings shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement; and

                 .2 Holdings shall take all actions necessary to satisfy the conditions set forth in clauses (a), (b) and (c) of Section 3.4 hereof so that such conditions shall remain satisfied so long as any of the Options remain outstanding.

                 SECTION 4.4 Notices.
                             --------

                 Any notice to be given under the terms of this Agreement to Holdings shall be addressed to Holdings in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address appearing beneath his signature on the final page of this Agreement. By a notice given pursuant to this Section 4.4, either party may hereafter designate different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed Holdings of his status and address by written notice under this
Section 4.4. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

                 SECTION 4.5 Termination for Cause.
                             ----------------------

                 For purposes of this Agreement, an Optionee's employment shall be deemed to have been terminated for "Cause" only as such term is defined in the Employment Agreement.

                 SECTION 4.6 Titles.
                             -------

                 Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

                 SECTION 4.7 Applicability of Plan and the Employment
                             ----------------------------------------
Agreement.
- ----------

                 The Option and the shares of Common Stock issued to the Optionee upon exercise of this Option shall be subject to all of the terms and provisions of the Plan and the Employment Agreement, to the extent applicable to this Option and such shares. In the event of any conflict between the Plan, this Agreement and/or the Employment Agreement, the terms of the Employment Agreement shall control. Notwithstanding anything to the contrary contained herein, this Agreement shall be null and void and of no effect unless the Optionee has purchased the Purchased Stock pursuant to the Employment Agreement, unless such purchase is not consummated for reasons beyond the control of Optionee.

                 SECTION 4.8 Amendment.
                             ----------

                 This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

                 SECTION 4.9 Pronouns.
                             ---------

                 The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

                 SECTION 4.10 GOVERNING LAW.
                              --------------

                 THE LAWS OF THE STATE OF DELAWARE SHALL GOVERN THE INTERPRETATION, VALIDITY AND PERFORMANCE OF THE TERMS OF THIS AGREEMENT REGARDLESS OF THE LAW THAT MIGHT BE APPLIED UNDER PRINCIPLES OF CONFLICTS OF LAWS.

                 SECTION 4.11 Jurisdiction.
                              -------------

                 Any suit, action or proceeding against the Optionee with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Delaware or New York, as "Holdings may elect in its sole discretion, and the

Optionee hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. By the execution and delivery of this Agreement, the Optionee appoints The Prentice-Hall Corporation at its office at 15 Columbus Circle, New York, NY 10023-7773 as his agent upon which process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the Optionee in the manner provided in section 4.4, hereof, shall be deemed in every respect effective service of process upon him in any suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of Holdings to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over the Optionee, in such other manner permitted by applicable law or to obtain jurisdiction over the Optionee, in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Optionee hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware or New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. Holdings hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

                 SECTION 4.12 Taxes.
                              ------

                 Any taxes required by federal, state, or local laws to be withheld by the Company (i) on exercise by the Optionee of the Option for Common Stock, or (ii) at the time an election, if any, is made by the Optionee pursuant to Section 83(b) of the internal Revenue Code, as amended, shall be paid to the Company before delivery of the Common Stock is made to the Optionee. When the Option is exercised under the broker-dealer exercise method, the full amount of any taxes required to be withheld by the Company on exercise of stock options shall be deducted by the Company from the proceeds.

                 SECTION 4.13 Signatures.
                              -----------

                 This Agreement may be executed by Holdings by manual or facsimile signature of any duly authorized officer of Holdings.

                 SECTION 4.14 Counterparts.
                              -------------

                 This Agreement may be executed in two or more counterparts.

                 IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                     RJR NABISCO HOLDINGS, CORP.


                                     By_________________________________


_____________________________
     Charles M. Harper

Optionee's Taxpayer Identification Number:


_____________________________


Optionee's Address:

Suite 1500
One Central Park Plaza
Omaha, Nebraska  68102

Dated: